EXECUTION COPY

                               SETTLEMENT AGREEMENT

     This Settlement Agreement (hereinafter, the "Agreement") is made this 6th day of February, 2002 between CRIIMI MAE Inc. ("CMM") and First Union National Bank ("FUNB") in consideration of the mutual covenants contained herein and the benefits derived herefrom:

                                    RECITALS

     WHEREAS, CMM is a self administered real estate investment trust organized and existing under the laws of the State of Maryland with its principal place of business at 11200 Rockville Pike, Rockville, Maryland;

     WHEREAS, FUNB is a National Banking Association with offices at 301 South College Street, Charlotte, North Carolina 28288;

     WHEREAS, on October 5, 1998 (the "Petition Date"), CMM filed a voluntary petition for relief pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (the "Court");

     WHEREAS, on April 24, 2000, CMM filed its Third Amended Joint Plan of Reorganization (the "Plan") and Second Amended Joint Disclosure Statement (the "Disclosure Statement");

     WHEREAS, prior to the Petition Date, FUNB extended credit (the "Loan") to CMM pursuant to the following documents (collectively, the "Loan Documents"):
(i) that certain Credit Agreement dated as of December 31, 1996, executed by CMM, Signet Bank, and Riggs Bank, N.A., and later agreed to and accepted by FUNB, as amended (as so amended, the "Credit Agreement") and (ii) that certain FUNB Replacement Note dated as of April 6, 1998, in the original principal amount of $15,000,000.00 made by CMM in favor of FUNB (the "Replacement Note");

     WHEREAS, on the Petition Date, CMM was (and remains) indebted to FUNB under the Loan Documents in the principal amount of $15,000,000.00 plus accrued and unpaid interest;

     WHEREAS, as of April 17, 2001, the total amount of FUNB's claim, including accrued and unpaid interest was $17,929,222.91 (the "Effective Date Claim Amount");

     WHEREAS, as of November 30, 2001, the total amount of accrued and unpaid interest on the principal amount of the Replacement Note is $511,848.96, accruing at the contract rate of one month LIBOR plus 175 basis points (such rate of interest, the "Contract Interest");

     WHEREAS, on the Petition Date, FUNB held the Safekeeping Securities (as defined below) in a custodian account maintained by CMM at FUNB (the "Custodian Account")


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pursuant to that certain Custodian  Agreement dated as of October 10,
1997, by and between CMM and FUNB (the "Custodian Agreement");

     WHEREAS, CMM has disputed FUNB's right to assert a security interest in the Safekeeping Securities (as defined below). Instead, CMM has identified FUNB in the Plan as a general unsecured creditor holding a Class A10 Claim (as defined in the Plan);

     WHEREAS, on or about August 31, 2000, FUNB filed an adversary proceeding under the Bankruptcy Code entitled First Union National Bank v. CRIIMI MAE Inc., Adv. Pro. No. 00-1471 (the "Adversary Proceeding") seeking a determination by the Court of its secured status and a ruling by the Court on its exclusive rights to the Safekeeping Securities (as defined below), together with the proceeds thereof;

     WHEREAS, in the Adversary Proceeding FUNB asserted that under the Custodian Agreement, CMM granted FUNB a lien upon and security interest in (together with all proceeds, including, without limitation, distributions and other amounts realized in respect of any of the following), inter alia, the following (the "Safekeeping Securities"): (i) the Morgan Stanley Capital Series 1998-WF2 Class N CUSIP No.: 61745MHLO security (the "Morgan Stanley Class N Security"); (ii) the Chase Comm. Mtg. Series 1998-1 Class J CUSIP No. 161505CK6 Security (the "Chase Class J Security"); and (iii) the Nomura Asset Sec. Corp. Series 1998-D6 Class N CUSIP No. 655356JV6 security (the "Nomura Class N Security");

     WHEREAS, in response to the Complaint filed by FUNB instituting the Adversary Proceeding, CMM filed an Answer and Counterclaim (the "Answer") seeking, inter alia, the dismissal of the Adversary Proceeding. Additionally, in its Answer, CMM asserted a counterclaim against FUNB for damages arising from FUNB's allegedly wrongful refusal to turn over the Safekeeping Securities (the "Counterclaim");

     WHEREAS, on August 5, 1999 and March 28, 2000, the Court entered stipulations (the "First and Second Stipulations", respectively) between FUNB and CMM authorizing the use of cash collateral. Pursuant to the First and Second Stipulations, FUNB turned over the income from the Safekeeping Securities (e.g. the proceeds, dividends, distributions and other income derived therefrom) (the "Custodial Income") to CMM including all Custodial Income received between the Petition Date and the entry of the First Stipulation on August 5, 1999 and all Custodial Income received through March 31, 2000. CMM has deposited the Custodial Income that it received into a segregated interest-bearing account. Subsequent to the March 31, 2000 expiration of the Second Stipulation, FUNB has continued to receive the Custodial Income;

     WHEREAS, on February 24, 2000, the Court entered an order authorizing the sale of the Morgan Stanley Class N Security (the "Morgan Stanley Sale") to Morgan Stanley & Co. International Limited. Pursuant to the February 24, 2000 order, CMM has deposited the net proceeds of the Morgan Stanley Sale in a segregated interest-bearing account, subject to a determination of FUNB's alleged security interest in the proceeds of the Morgan Stanley Sale;


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     WHEREAS, on August 3, 2000, the Court entered an order authorizing the sale of the Chase Class J Securities (the "Chase Sale") to German American Capital Corporation. Pursuant to the August 3, 2000 order, CMM has deposited the net proceeds of the Chase Sale in a segregated interest-bearing account, subject to a determination of FUNB's alleged security interest in the proceeds of the Chase Sale;

     WHEREAS, on March 28, 2001, the Court entered a stipulation and agreed order pursuant to CMM's Motion to Substitute and Value Alleged Collateral in connection with the Nomura Class B7 Securities (the "Nomura Substitution"), (a) directing transfer of the Nomura Class B7 Security to CMM free and clear of alleged liens and encumbrances, (b) valuing the Nomura Class B7 Security at $8.7 million, and (c) authorizing CMM to deposit the sum of $8.7 million in a segregated interest-bearing account, subject to a determination of FUNB's alleged security interest in the proceeds of the Nomura Substitution;

     WHEREAS, on November 22, 2000, the Court executed an Order confirming the Plan under 11 U.S.C. ss. 1129 (the "Confirmation Date"). Subsequent thereto, on or about November 27, 2000, the Clerk of the Court entered the Confirmation Order on the docket (the "Confirmation Order");

     WHEREAS, on or about April 17, 2001 (the "Plan Effective Date"), CMM satisfied all conditions to the Plan Effective Date set forth in the Plan;

     WHEREAS, Paragraph 10 of Article IV (C) of the Plan provides that those entities classified as holders of Allowed Class A10 Claims shall receive a distribution on the Plan Effective Date, which includes a combination of cash, a note payable over five (5) years at 11.75% interest (the "Series A Note") and a note payable over six (6) years at 13% interest, plus 7% accreting interest (the "Series B Note") (collectively the "Class A10 Notes") in an amount equal to the allowed amount of the claim (the "Class A10 Distribution");

     WHEREAS, CMM and FUNB deny any and all liability whatsoever to the other in connection with the Adversary Proceeding;

     WHEREAS, CMM and FUNB (referred to jointly as the "Parties"), for good and valuable consideration and to avoid the costs associated with continuing to litigate this matter, have agreed to resolve all of their claims, disputes and obligations arising from the Loan Documents and the Custodian Agreement;

     NOW, THEREFORE, in full and final settlement of all claims that the parties have asserted or could have asserted in the Adversary Proceeding against the other party, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree and covenant as follows:

     1.  Recitals.   The  foregoing  recitals  are  true  and  correct  and  are incorporated into this Agreement as if set forth in full herein.


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     2. Settlement Transactions.  The Parties, as indicated,  shall complete, or cause third parties to complete, the transactions below in accordance with the following terms and conditions:

     a. On the Effective Date (as defined in Section 8 below), CMM shall cause Wells Fargo Bank Minnesota, N.A. ("Wells Fargo"), as disbursing agent, to release from escrow to FUNB the Series A Note having a face amount of $7,517,630.54 as of November 30, 2001 and the Series B Notes having an aggregate face amount of $4,809,273.10 (collectively, the "Notes"). The Notes will be sold pursuant to the provisions of Section 3 below. FUNB shall, by the close of business on the day (i.e. the trade date) that FUNB reaches an agreement with a third party to sell the Notes, provide (1) written notice to CMM stating the settlement date of the Notes (the "Settlement Date") and the agreed upon purchase price for the Notes and (2) appropriate evidence of the proceeds (the "Proceeds") expected to be realized from the sale of the Notes on the Settlement Date, and (3) a breakdown of the Proceeds including the principal amount (which aggregate amount for the Series B Notes may have increased because of the semi-annual payment of interest in-kind on the principal amount of such Note at the rate of 7% per annum), accrued interest, and commissions separately identified provided such information is provided to FUNB by such third party.

     b. On the Settlement Date, (1) FUNB shall release from escrow to CMM an amount totaling $16,072,662.91 as of November 30, 2001, plus all interest thereon through and including the Settlement Date; (2) CMM shall cause Wells Fargo, as disbursing agent, to release from escrow to (A) FUNB the escrow cash amount of $5,382,894.66 (the "Escrow Cash Amount") and (B) CMM an amount totaling $1,315,394.24 as of November 30, 2001, plus all cash interest and principal payments on the Notes through and including the Settlement Date, plus any remaining amounts held in escrow by Wells Fargo after giving effect to
Section 2(b)(2)(A) above; and (3) CMM shall cause SunTrust Bank to release from escrow to CMM an amount totaling $6,744,049.11 as of November 30, 2001, plus all interest thereon through and including the Settlement Date.

     c. On the Settlement Date, CMM will pay to FUNB an amount (the "Revised Claim Amount") equal to the sum of the Effective Date Claim Amount and the Contract Interest on the principal amount of the Replacement Note commencing on the Plan Effective Date through and including the Settlement Date less (1) the Proceeds, (2) any additional (A) cash interest actually paid on the Series A Note, (B) principal paydowns actually received on the Series A Note and (C) any other amounts actually received in connection with the Series A Note, other than Proceeds, received by FUNB since the Effective Date, (3) any additional (A) cash interest actually paid on the Series B Notes, (B) principal paydowns actually received on the Series B Notes and (C) any other amounts actually received in connection with the Series B Notes, other than Proceeds, received by FUNB since the Effective Date, and (4) the Escrow Cash Amount; provided, however, that FUNB shall not be entitled to receive any amounts in excess of its Revised Claim Amount, and if the above formula results in FUNB receiving an amount greater than its Revised Claim Amount (the "Excess Amount"), FUNB shall refund the Excess Amount to CMM promptly, but no later than one business day after the Settlement Date. Such payment from CMM to FUNB shall be in full satisfaction of FUNB's claims arising from the Loan Documents and Custodian Agreement.


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     3. The Series A and B Notes.  The Series A Note and the Series B Notes will be sold (with consultation with CMM) in a commercially reasonable manner (as if by a person who did not have the benefit of the protection provided in Section 2(c) above), through a nationally-recognized broker/dealer acceptable to CMM, unless a higher net price can be obtained otherwise; provided, however, that if any third party offers to purchase the Notes for an amount equal to or greater than 97.5% of the face amount of the Series A Note and 87.5% of the aggregate face amounts of the Series B Notes, FUNB shall sell the Notes to such party;
provided,   further,   that  if  FUNB  does  not  use  a  nationally  recognized
broker/dealer acceptable to CMM to sell the Notes, then no fees, commissions or other costs associated with the sale of such Notes will be reimbursed by CMM to FUNB through the mechanics of Section 2 above or otherwise.

     4. Waiver of Attorneys Fees Claims. FUNB and CMM hereby waive any and all claims for their attorney's fees.

     5. Withdrawal of Claims. FUNB agrees to dismiss with prejudice the Adversary Proceeding and any and all claims asserted therein and CMM agrees to dismiss with prejudice the Counterclaim and any and all claims asserted therein within 20 days after the Settlement Date.

     6. Mutual Release. Except as it pertains to each party's performance under this Agreement and effective upon the entry of the Order, with respect to the Loan Documents and the Custodian Agreement and any claims arising from the Loan Documents and the Custodian Agreement, the Parties waive any and all claims against the other as follows:

     a. CMM Release. For valuable consideration, and the mutual covenants and agreements contained herein, with respect to any and all claims arising in connection with the Loan Documents and the Custodian Agreement, CMM, on behalf of itself, its estate, its affiliate debtors, its agents and employees, and its predecessors, successors and assigns, fully and forever releases FUNB, and its affiliates, directors, officers, shareholders, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, beneficiaries and their affiliates, successors and assigns, and their respective partners, shareholders, officers, directors and employees and all persons acting by, through, under or in concert with them (collectively, "First Union"), or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, fixed or contingent, which CMM and/or the estate now has or may hereafter have against FUNB or First Union.

     b. FUNB Release. For valuable consideration, and the mutual covenants and agreements contained herein, with respect to any and all claims arising in connection with the Loan Documents and the Custodian Agreement, FUNB, on behalf of itself, its agents and employees, and its predecessors, successors and assigns, fully and forever releases CMM, its estate, its affiliates, directors, officers, shareholders, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, beneficiaries and their affiliates, successors and assigns, and their respective partners, shareholders, officers, directors and

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employees and all persons acting by, through under or in concert with them, or any of them (collectively, the "CMM Parties"), of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs or expenses of any nature whatsoever, known or unknown, fixed or contingent, which FUNB now has or may have hereafter against CMM or any of the CMM Parties.

     7. Binding Effect. This Agreement shall be binding in this Bankruptcy Case or any other bankruptcy proceeding commenced by or against CMM.

     8. Effective Date. This Agreement shall become effective (the "Effective Date") on the third business day to occur ten (10) days after the date when an order (the "Order") approving this Agreement is entered by the Court and said Order has not been reversed or stayed and as to which the time to appeal has expired and no appeal or petition to review or rehearing is pending or is being sought or, with respect to which any appeal has been finally decided and no further appeal can be taken or appellate review granted.

     9. Modifications. No alteration, amendment, change, waiver, termination or other modification of this Agreement shall be binding upon any party hereto or have any other force or effect unless the same shall be in writing and signed by each of the parties hereto and approved by the Court.

     10. Jurisdiction. The Court shall retain jurisdiction over any and all controversies, disputes, claims or other matters arising under or otherwise relating to this Agreement.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     12. Waiver. The parties to this Agreement hereby agree to waive any and all right they may have to appeal the entry of the Order pursuant to Rule 8001 of the Federal Rules of Bankruptcy Procedure.

     13. Disputed Claims. FUNB and CMM agree that this Agreement is a compromise settlement of disputed and undetermined claims, the existence of and liability for which are expressly denied; and that this Agreement, the consideration therefor, and all negotiations relating thereto are for settlement purposes only and shall not be deemed or construed for any purpose as an admission of liability or responsibility for or participation in any unlawful or wrongful act at any time by any party hereto or any other person or entity. The acceptance and execution of this Agreement are not, and shall not be construed as, an admission or concession of liability or wrongdoing by any party hereto, or as an admission or concession by any party hereto concerning the merits of its claims or defenses.

     14. Binding Obligations. Each party expressly warrants and represents to each other party hereto: (a) that such party is duly authorized and empowered to enter into this Agreement and perform and observe its agreements and obligations herein; and, (b) that upon the execution


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and  approval by the Court of the Order,  this  Agreement  shall create and constitute a binding obligation on such party and his, her, and/or its successors and assigns. This Agreement shall be binding upon and inure to the benefit of all parties hereto, their respective predecessors, successors, representatives, heirs, executors, administrators, assigns, and each of them.

     15. Superseding Effect. This Agreement shall supersede any and all prior orders, stipulations and all other binding instruments governing the use, sale, control, distribution, and ownership of all funds and property referenced herein.

     16. Entire Agreement. This Agreement is the sole, only, entire and complete Agreement of the parties on or in any way relating to the subject hereof. No consideration has been or is offered, promised, expected or held out other than as provided herein, and no conditions precedent to the effectiveness of this Agreement exist other than as expressly so provided in this Agreement.



                      [Signatures on the following page]


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     IN WITNESS  WHEREOF,  each of the Parties has executed this Agreement as of the date first set forth above.

CRIIMI MAE INC.



/s/ H. William Willoughby
-----------------------------
Name: H. William Willoughby
Title: President


FIRST UNION NATIONAL BANK



/s/G. C. Ullrich
-----------------------------
Name: G. C. Ullrich
Title: Senior Vice President